Investor Presentation August 2017

Safe Harbor and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

ADS at a Glance

ADS – An Industrial Growth Company The leading player in the industry The only complete solutions provider for the water management industry, with a history of product innovation Track record of market share gains with material conversion growing steadily over time Large addressable opportunity across diverse construction markets Demonstrated ability to deliver above market growth, EBITDA margin expansion and strong cash flow generation Experienced management team with significant ownership stake 1 2 3 4 5 6

ADS At A Glance Leading manufacturer of high performance thermoplastic corrugated pipe, providing comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace Core products include thermoplastic corrugated pipe, fittings, filters and other Allied Products Superior physical and performance characteristics compared to substitute products such as concrete and steel, driving conversion and market share gains Network of approximately 60 global manufacturing plants and over 30 distribution centers Highly diversified markets Company Snapshot ________________________________ Note: Fiscal year ends March 31. 1) Does not include certain international sales stemming from our Joint Venture in South America. FY 2017 Domestic Sales by End Use Infrastructure 11% Construction: 88% FY 2017 Sales by Geography(1)

Innovative Water Management Solutions Foundation / Sump Wells Culverts / Edge Drains Wastewater Disposal Downspout / Landscape / Window Well Drainage StormTech® Chambers Fittings Pipe Water Quality Nyoplast The only complete solutions provider for the water management industry

Our Competitive Advantages

Our Competitive Advantages ADS’ product portfolio, technical expertise, history of approvals, supply chain and logistics capabilities support our leading market position Comprehensive Extensive Distribution Network Track Record Of Innovation Superior Product Portfolio Unmatched Scale & Distribution Market Leader

Unmatched Scale and Distribution Extensive Operating Platform Manufacturing Plant Distribution Center Approximately 60 manufacturing plants(1) Over 30 distribution centers(1) Fleet of approximately 700 tractor-trailers Advanced, versatile and portable tooling equipment Competitive Advantages Unmatched operating scale and distribution network ________________________________ Includes Joint Venture arrangements in North and South America.

Comprehensive Product Portfolio Dual Wall (N-12) HP Storm & Sanitary Single Wall Triple Wall Pipe Products Portfolio Allied Products Portfolio StormTech® Chambers Fittings Water Quality Flex Storm Nyoplast Inserta Tee HPXR 75 Comprehensive product offering with attractive growth opportunities

A Superior Product Compared to Alternatives HDPE / PP is generally 20% less expensive on a fully-installed basis than RCP Fully-installed cost Ease / speed of installation Installation sensitivity Structural integrity Resistance to corrosion Resistance to abrasion Joint integrity Flow characteristics Overall = Strength of product attribute (full circle is strongest) RCP resistance to abrasion based on greater wall thickness HDPE / PP is lighter and comes in longer lengths than RCP HDPE / PP is “flexible” and more sensitive to proper installation Key problem with CMP Failure due to corrosion is a major issue for CMP All 3 equal assuming proper installation HDPE / PP Reinforced Concrete (RCP) Corrugated Metal (CMP) Commentary RCP is as good as HDPE / PP in the lab but slightly under-performs in the field High Density Polyethylene (HDPE) and Polypropylene (PP) have superior attributes relative to traditional materials

HPXR 75 Track Record of Innovation 30” – 60” High-Performance Fiber Reinforced Polypropylene Pipe Higher stiffness for demanding installation (75 pii) Yields significant cost benefits for customers Enables significant inroads in infrastructure and public construction markets, particularly for large diameter pipe 2010 2012 2013 2009 2011 2014 Innovative History of Introductions and Ventures 2015 2017 Product Introductions Ventures HP Pipe StormTech MC3500 Acquired: Remaining 50% of StormTech StormTech MC4500 Acquired: Sewer Tap (Inserta Tee) Acquired: FleX Storm product line Joint Venture: BaySaver Downspout Adapter Bend-A-Drain Joint Venture: Tigre-USA Acquired: Ideal Pipe of Canada Joint Venture: Increased BaySaver O/S HPXR 75 HPXR represents significant opportunity for increased market share in large diameter market

Extensive Distribution Network Network of approximately 285 dedicated direct sales professionals with technical or engineering backgrounds Highly trained and qualified to educate design specialists and engineers Supported by approximately 55 field-based engineers Help educate design engineers and government agencies to encourage the specification and inclusion of our products and obtain regulatory approval Leading Sales Force Extensive Network of Distributor Relationships Waterworks Retail Recreation Buying Our technical expertise, broad product suite and distribution network position us as the supplier of choice

Our Strategy

Superior Performance Program (SPP) Strategic Growth Operational Excellence Commercial Excellence Developing new engineering design suite Implementing new CRM platform for sales team Building a pricing optimization tool Driving HPXR 75 market share growth in large diameter pipe Tapping international market share growth opportunities Continuously innovating and developing new products Assessing bolt-on acquisition opportunities Executing new integrated supply chain /inventory planning Leveraging new tooling and scheduling to optimize network Expanding Green Line Polymer (GLP) capacity Implementing continuous improvement initiatives beginning with start-ups and changeovers Key Highlights & Initiatives SPP is aimed at further driving growth and competitive advantage in the industry as well as accelerating margin expansion and profitability over time

Strategic Growth Strategic Growth Expanding our portfolio of products to meet all solution sets through new product innovation and M&A Further strengthening our position as a water management solutions provider Storm Water Solutions Sanitary Solutions Potable Water Storm Pipe & Fittings Retention/Detention Structures Water Quality Sanitary Pipe Sanitary Fittings On-Site Septic Potable Water Pipe Irrigation Products

Operational Excellence – Network Optimization Operational Excellence Optimizing the network to ensure we have the right product, at the right plant, at the right time Winter Inventory Build Add Key Tooling Setups Rationalize Network Increase Capacity Winter Inventory Build Add Key Tooling Setups Lower transportation costs, fewer changeovers and improve inventory management

Commercial Excellence – Sales Force Effectiveness Commercial Excellence Enabling our sales force to drive incremental growth in our storm sewer product revenue Maximize field selling activities while improving efficiency and effectiveness in the way we sell, design, price and quote Pricing Optimization Tool CRM Platform Engineering Design Accelerators $

Faster Start-Ups Quicker Change Overs Offset Rising Variable Cost Reduce Scrap Operational Excellence – Continuous Improvement Operational Excellence Implementing continuous improvement initiatives beginning with start-ups and changeovers Lower operational costs, increase uptime/capacity and improve safety

A Strong History of Conversion Driven Growth Commentary HDPE/PP Share of Storm Sewer Market(1) <1% <10% Focus on displacing alternative materials – concrete, steel & PVC pipe – both domestically and internationally Provide a strong value proposition with our superior High Density Polyethylene (HDPE) N-12 pipe, Polypropylene (PP) HP and new HPXR 75 product offerings Contractors, engineers and municipalities continue to acknowledge the superior physical attributes and compelling value proposition of HDPE pipe HP and our new HPXR 75 provide for further conversion opportunities ________________________________ 1) Based on management estimates. We continue to capture market share by driving industry conversion to our products

Allied Products Growth Allied Product Growth FY 13 – FY 17 CAGR: + 8.8% Select New Product Introductions StormTech® Chambers Nyoplast® Septic Chambers Water Quality Stormwater detention, retention and “first flush” storage systems Custom built PVC drainage structures Plastic leaching chambers for septic systems Separators and filters for the treatment of sediment and other storm water pollutants Adaptable lateral connection apparatus Differentiates ADS as a complete solutions provider; higher margin sales drive profitable growth Inserta Tee

Capital Structure and Deployment Priorities Cash and Leverage Cash Flow from Operations Sources Uses Top priorities for FY2018 include: supporting growth in certain diameters and geographies, productivity and efficiency initiatives (SPP) Focus on M&A to leverage our national footprint and sales and distribution network Seek strong management teams with synergistic opportunities Continue quarterly dividend Consider opportunistic share repurchases as part of our share repurchase program Maintain leverage ratio of 2x to 3x Current leverage ratio of 2.76 (includes ~$83 million of capital lease obligations) Capital Expenditures M&A Shareholder Returns Debt Repayment

Non-Virgin Raw Material Sourcing We purchase and process a wide variety of reusable HDPE products through Green Line Polymers, a wholly owned subsidiary. ADS extends life of the plastic by recycling post-consumer and post-industrial HDPE plastic scrap then grinding, cleaning, pelletizing and consuming the material directly into environmentally-friendly products rather than distributing to a landfill. HDPE and PP off-spec pipe is re-ground and reused in the manufacturing process, resulting in virtually no waste. 8 domestic recycling facilities Net positive recycler One of the top five largest domestic recyclers(1) Partnering For a Greener Bottom Line Local, Clean Manufacturing Facilities High- Performance Ecologically- Friendly Products Water Management Design Solutions Integrated Plastic Recycling & Re-Use Low carbon footprint Near zero plant waste Broad portfolio of innovative products that help efficiently and safely manage storm and waste water Over half of HDPE material used is recycled Over 400 million lbs. of plastic recycled annually Providing products that are long-lasting and environmentally friendly Extend life cycle ________________________________ www.plasticsnews.com/rankings/recyclers

Raw Material Cost Management Increase use of recycled resin in production process while maintaining overall quality and performance Through our wholly owned subsidiary Green Line Polymers, we self-process 88% of the Company’s non-virgin plastic Pass on resin cost increases to customers via price increases Leverage large fleet to backhaul non-virgin materials to reduce costs Anticipated increase in HDPE and PP production capacity will lower overall prices and create a more stable virgin resin cost environment going forward Increased production capacity of oil and natural gas in the United States is ushering in positive dynamics for the production of our key raw materials Effective Resource Management Positive Market Dynamics Sustainable Product Evolution (1) ________________________________ HDPE blending technique. “Other” not shown for comparison purposes. Other defined as resin which could be allocated to either “Virgin” or “Recycled”. Based on management estimates and other qualitative and quantitative factors. Well positioned to manage raw material costs through increase in utilization of non-virgin material and overall improvement in market dynamics for resin

Our End Markets

Non-Residential End Market Focus on civil engineering design firms to increase specifications and contractors for product acceptance Highest concentration of Allied Products sales Solid demand driven by construction activity and increased regulations around the management of storm water quantity and quality Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) Market Growth(1) FY13 – FY17 CAGR ADS Growth Non-Residential Construction Key Products Dual Wall (N-12) HP Storm StormTech® Chambers Nyloplast ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2017. Water Quality

Market Growth(1) FY13 – FY17 CAGR Residential End Market ~53% is sold to the retail channel (i.e., Home Depot, Lowe’s) ~47% is related to new residential construction development (single-family, multi-family) Strong housing market growth is forecasted; new subdivision development should benefit storm sewer sales Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) ADS Growth Residential Construction Key Products Dual Wall (N-12) HP Storm StormTech® Chambers Nyoplast ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2017. Single Wall

Market Growth(1) FY13 – FY17 CAGR Infrastructure End Market Focus on gaining key approvals with state and local agencies Market is heavily reliant on public funding New product offering (HPXR-75) should help grow our market share in this end market Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) ADS Growth Infrastructure Construction Key Products Dual Wall (N-12) HP Storm ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2017. HPXR 75

Market Growth(1) FY13 – FY17 CAGR Agriculture End Market Systematic drainage has been proven to increase crop yields Key economic drivers are farm income and crop prices; specifically corn and soybeans Sales are concentrated in the Midwest Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) ADS Growth Agriculture Key Products ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2017. Single Wall

Appendix

Q1 2018 Financial Performance Favorable domestic construction market demand in the quarter offset by weakness in Ag and International markets Adjusted EBITDA Margin - 330 bps (USD, in millions) Revenue Adjusted EBITDA Margin Q1 FY17 20.1% Price/Material Costs (2.4)% Allied Products 0.4% Transportation, Other Operations (0.9)% SG&A (1.7)% Other 1.3% Q1 FY18 16.8% ~ flat Revenue - 280 bps Gross Margin Domestic Markets + Construction +4% + Non-Residential +4% + Residential +6% ▬ Infrastructure - 3% ▬ Agriculture - 13% + Pipe +1% + Allied +4% By Geography + Domestic +2% ▬ International - 13% By Application ▬ Pipe - 1% + Allied +3%

Market FY2018 Outlook Comments Domestic Construction End Markets Anticipated end market growth intact, though at a slower pace than previously anticipated Agriculture End Market Softness expected to continue throughout FY2018 International End Market Modest improvement expected in Mexico; Canada expected to be flat due to weaker Ag market, offsetting growth in construction markets Key Net Sales Drivers – Market Outlook Market Outlook LSD to MSD MSD LSD ADS: Up MSD ADS: Down MSD ADS: Up LSD

FY 2018 Financial Outlook Key Metric FY 2017 FY 2018 Y-o-Y Change Net Sales (in Billions) $1,257 $1,275 - $1,325 Up 1% to 5% Adj. EBITDA (in Millions) $193 $200 - $220 Up 4% to 14% Adj. EBITDA Margin 15.4% 15.7% - 16.6% +30 to +120 basis points Fiscal Year 2018 Expectations Net sales growth driven by steady domestic construction markets. Margins to expand due to favorable demand, cost reduction initiatives and operational improvements.

EBITDA Reconciliation ___________________________ EBITDA as net income before interest, taxes, depreciation and amortization Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses Fiscal Year Ended March 31, (Amounts in thousands) 2017   2016 Net (loss) income $ 35,908 $ 30,567 Depreciation and amortization 72,355 71,009 Interest expense 17,467 18,460 Income tax (benefit) expense 24,615 23,498 EBITDA(1) 150,345 143,534 Derivative fair value adjustments (10,921) 2,163 Foreign currency translation losses (gains) (1,629) 697 Loss on disposal of assets and costs from exit and disposal activities 8,509 812 Unconsolidated affiliates interest, tax, depreciation and amortization 2,751 3,215 Contingent consideration remeasurement (265) 371 Stock-based compensation expense (benefit) 8,307 (5,868) ESOP deferred stock-based compensation 9,568 10,250 Expense (benefit) related to executive termination payments 1,092 (294) Restatement-related costs 24,026 27,970 Inventory step up related to PTI acquisition 525 - Bargain purchase gain on PTI acquisition (609) - Loss related to BaySaver acquisition - 490 Transaction costs 372 - Impairment of investment in unconsolidated affiliate 1,300 4,000 Adjusted EBITDA(2) $ 193,371 $ 187,340

Adjusted EBITDA Reconciliation ___________________________ EBITDA as net income before interest, taxes, depreciation and amortization Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses Three Months Ended June 30, (Amounts in thousands) 2017   2016 Net income $ 18,474 $ 19,421 Depreciation and amortization 18,221 18,026 Interest expense 4,479 4,784 Income tax expense 9,746 14,194 EBITDA(1) 50,920 56,425 Derivative fair value adjustments 191 (4,907) Foreign currency transaction gains (869) (1,762) Loss on disposal of assets and costs from exit and disposal activities 3,423 202 Unconsolidated affiliates interest, tax, depreciation and amortization 708 778 Contingent consideration remeasurement 26 24 Stock-based compensation expense 1,690 9,020 ESOP deferred stock-based compensation 2,614 2,737 Expense related to executive termination payments 15 79 Transaction costs 167 - Restatement-related costs 1,460 9,212 Adjusted EBITDA(2) $ 60,345 $ 71,808